Exhibit 99.1
For Release November 30, 2015
1:10 p.m. Pacific
PRESS RELEASE
Investor Contact:
Renee Lyall
Infoblox
408.986.4748
rlyall@infoblox.com
Media Contact:
Mike Langberg
Infoblox
408.986.5697
mlangberg@infoblox.com

Infoblox Reports Fiscal First Quarter 2016 Results
Company Reports Record Revenue
Announces $100 Million Share Repurchase Authorization, to Include $50 Million Accelerated Share Repurchase

SANTA CLARA, Calif., November 30, 2015 — Infoblox (NYSE:BLOX), the network control company, today reported its financial results for its first fiscal quarter October 31, 2015. Total net revenue for the first quarter of fiscal 2016 was a record $94.0 million, an increase of 40.9% on a year-over-year basis.
On a GAAP basis, the Company reported a net loss of $1.5 million, or $0.03 net loss per fully diluted share, for the first quarter of fiscal 2016, compared with a net loss of $10.2 million, or $0.18 net loss per fully diluted share, for the first quarter of fiscal 2015.
The Company reported non-GAAP net income of $7.8 million, or $0.13 diluted net income per share on a non-GAAP weighted-average share basis, for the first quarter of fiscal 2016, compared with non-GAAP net income of $3.0 million, or $0.05 diluted net income per share on a non-GAAP weighted-average share basis, for the first quarter of fiscal 2015.
The GAAP to non-GAAP reconciling items for the first quarters of fiscal years 2016 and 2015 can be found in the "Reconciliation of GAAP to Non-GAAP Financial Measures" attached to this press release.

“Infoblox offers best-of-breed DDI and DNS security solutions that drove record first quarter revenue as we executed well across key operating metrics,” said Jesper Andersen, president and chief executive officer of Infoblox. “We saw strong revenue growth across all major geographies, and security revenue exceeded $10 million in the quarter,” continued Andersen. “The authorization of a $100 million share repurchase program, including a $50 million accelerated share repurchase, underscores the confidence we have in our business, and demonstrates our commitment to returning value to stockholders. Looking forward, we see multiple growth drivers for our business and believe we are well positioned to execute on the opportunities ahead.”

Q1’16 Financial Highlights

•	Total revenue grew 8.1% sequentially and 40.9% year-over-year

•	Product revenue grew 9.7% sequentially and 61.4% year-over-year

•	Services revenue grew 6.2% sequentially and 22.6% year-over-year

•	Non-GAAP gross margin grew to 81.2% compared to 79.9% in Q1’15

•	Non-GAAP operating margin grew to 13.3% compared to 5.5% in Q1’15

•	Non-GAAP net income grew 163.3% year-over-year to $7.8 million

•	Cash flow from operations was $19.7 million compared to $12.3 million in Q1'15

•	Cash, cash equivalents, and short term investments grew to $350 million compared to $282 million one year ago

Q1’16 Business Highlights

•	Introduced Infoblox DDI for Amazon Web Services (AWS), a virtual appliance that extends the Infoblox solution for enterprise-grade network services and security to the AWS Cloud

•
Announced Infoblox Identity Mapping, and also integration with Cisco ISE, bridging the gap between network security and user identity by intelligently correlating two separate sets of data, making it easier for network administrators to locate the source of security events, track mobile devices and monitor network usage

•
Delivered key enhancements to its carrier-grade DNS solution portfolio to block more types of attacks against service providers and deliver a better subscriber experience including Distributed NXDOMAIN attack protection, Dual-engine DNS, and Enhanced DNS Tunneling Protection.

$100 Million Share Repurchase Authorization

The Company also announced that its board of directors has authorized a $100 million share repurchase program, with $50 million of that program expected to be executed as an accelerated share repurchase in the short term.

For the remaining authorized $50 million, stock purchases may be made from time to time in compliance with applicable securities laws in the open market or in privately negotiated transactions. The timing and amounts of any purchases will be based on market conditions and other factors including price, regulatory requirements and capital availability. The remaining $50 million authorization does not require the purchase of any minimum number of shares, has no expiration date and may be suspended, modified or discontinued at any time without prior notice.

Financial Outlook
Infoblox announced its outlook of anticipated results for the second fiscal quarter ending January 31, 2016 and fiscal year ending July 31, 2016. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the second fiscal quarter ending January 31, 2016, the Company currently expects:
•Total net revenue in the range of $93 million to $95 million;
•Non-GAAP gross margin to be in the range of 78% to 79%;
•Non-GAAP operating margin in the range of 12% to 14%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.12 to $0.14, assuming approximately 61 million shares on a non-GAAP diluted weighted-average share basis.
For the fiscal year ending July 31, 2016, the Company currently expects:
•Total net revenue in the range of $370 million to $380 million; and
•Non-GAAP operating margin in the range of 10% to 12%
About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We also provide second fiscal quarter 2016 estimates for net revenue, non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding and fiscal 2016 estimates for net revenue and non-GAAP operating margin. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Acquisition related expenses: Acquisition related expenses may include transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, and the write-down of certain acquired in-progress research and development intangibles. We believe that to the extent we incur significant expenses in connection with our acquisitions, it is useful for investors to understand the effects of these items on our total operating expenses.
Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.

Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses with income taxes adjusted to reflect our estimated long-term effective tax rate on a non-GAAP basis. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted average shares outstanding.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, November 30, 2015 at 1:30 p.m. PST/4:30 p.m. EST to discuss its fiscal first quarter 2016 financial results. To access the call, dial 877-531-2988 (domestic) or 612-332-1210 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available on the company's website and a taped replay will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 373261.
About Infoblox
Infoblox (NYSE:BLOX) delivers critical network services that protect Domain Name System (DNS) infrastructure, automate cloud deployments, and increase the reliability of enterprise and service provider networks around the world. As the industry leader in DNS, DHCP, and IP address management, the category known as DDI, Infoblox (www.infoblox.com) reduces the risk and complexity of networking.

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Cautionary Statement
All statements in this release that are not statements of historical fact, including but not limited to the quotations attributable to Mr. Andersen and the statements under “Financial Outlook” and our share repurchase authorization are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter; changes in demand for network control solutions; the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally. Such risk factors also include those related to whether or not we will complete our share repurchase program during any particular time frame or at all and whether our cash and short term investments may be insufficient to fund our share repurchase program.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of November 30, 2015, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this November 30, 2015 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	October 31, 2015	July 31, 2015	October 31, 2014
Net revenue:
Products and licenses	$50,857	$46,348	$31,508
Services	43,165	40,651	35,211
Total net revenue	94,022	86,999	66,719
Cost of revenue:
Products and licenses	10,350	10,039	7,467
Services	8,752	8,554	7,467
Total cost of revenue	19,102	18,593	14,934
Gross profit	74,920	68,406	51,785
Operating expenses:
Research and development	17,833	18,309	14,570
Sales and marketing	47,286	44,438	38,455
General and administrative	10,457	10,055	7,960
Total operating expenses	75,576	72,802	60,985
Loss from operations	(656)	(4,396)	(9,200)
Other expense, net	95	(77)	(190)
Loss before provision for income taxes	(561)	(4,473)	(9,390)
Provision for income taxes	950	253	820
Net loss	$(1,511)	$(4,726)	$(10,210)
Net loss per share - basic and diluted	$(0.03)	$(0.08)	$(0.18)
Weighted-average shares used in computing basic and diluted net loss per share	59,272	58,128	55,371

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	October 31, 2015	July 31, 2015	October 31, 2014
Gross Profit Reconciliation:
GAAP gross profit	$74,920	$68,406	$51,785
Stock-based compensation expense	1,128	1,045	1,203
Amortization of intangible assets	290	290	290
Non-GAAP gross profit	$76,338	$69,741	$53,278
Gross Margin Reconciliation:
GAAP gross margin	79.7%	78.6%	77.6%
Stock-based compensation expense	1.2	1.2	1.8
Amortization of intangible assets	0.3	0.3	0.5
Non-GAAP gross margin	81.2%	80.1%	79.9%
Operating Income (Loss) Reconciliation:
GAAP operating loss	$(656)	$(4,396)	$(9,200)
Stock-based compensation expense	12,828	11,525	12,222
Amortization of intangible assets	322	322	617
Non-GAAP operating income	$12,494	$7,451	$3,639
Operating Margin Reconciliation:
GAAP operating margin	(0.7%)	(5.1%)	(13.8%)
Stock-based compensation expense	13.6	13.3	18.4
Amortization of intangible assets	0.4	0.4	0.9
Non-GAAP operating margin	13.3%	8.6%	5.5%
Net Income (Loss) Reconciliation:
GAAP net loss	$(1,511)	$(4,726)	$(10,210)
Stock-based compensation expense	12,828	11,525	12,222
Amortization of intangible assets	322	322	617
Income tax adjustment	(3,834)	167	335
Non-GAAP net income	$7,805	$7,288	$2,964

Non-GAAP EPS	$0.13	$0.12	$0.05
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares used in calculating GAAP diluted net loss per share	59,272	58,128	55,371
Additional dilutive securities for non-GAAP income	1,976	3,149	1,299
Weighted-average shares used in calculating non-GAAP diluted net income per share	61,248	61,277	56,670

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	October 31, 2015	July 31, 2015
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$127,621	$103,124
Short-term investments	222,500	227,712
Accounts receivable, net	47,233	45,881
Inventory	7,402	8,588
Prepaid expenses and other current assets	8,704	10,459
Total current assets	413,460	395,764
Property and equipment, net	24,138	23,225
Restricted cash	3,512	3,515
Intangible assets, net	1,601	1,923
Goodwill	33,293	33,293
Other assets	1,276	1,547
TOTAL ASSETS	$477,280	$459,267
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$18,657	$19,136
Accrued compensation	20,692	22,931
Deferred revenue, net	97,454	95,130
Total current liabilities	136,803	137,197
Deferred revenue, net	46,053	41,717
Other liabilities	4,937	5,201
TOTAL LIABILITIES	187,793	184,115
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value per share—100,000 shares authorized; 59,762 shares and 58,836 shares issued and outstanding as of October 31, 2015 and July 31, 2015	6	6
Additional paid-in capital	454,610	438,725
Accumulated other comprehensive loss	(76)	(37)
Accumulated deficit	(165,053)	(163,542)
TOTAL STOCKHOLDERS’ EQUITY	289,487	275,152
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$477,280	$459,267

(a) Derived from the July 31, 2015 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended
	October 31, 2015	October 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,511)	$(10,210)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	12,827	12,222
Depreciation and amortization	2,325	2,213
Excess tax benefits from employee stock plans	(716)	(600)
Other	227	598
Changes in operating assets and liabilities:
Accounts receivable, net	(1,352)	99
Inventory	1,080	(978)
Prepaid expenses, other current assets and other assets	2,135	597
Accounts payable and accrued liabilities	536	1,380
Accrued compensation	(2,239)	2,040
Deferred revenue, net	6,660	5,142
Other liabilities	(264)	(208)
Net cash provided by operating activities	19,708	12,295
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(29,905)	(32,577)
Proceeds from maturities of short-term investments	34,920	20,340
Purchases of property and equipment	(3,205)	(1,751)
Proceeds from sales of short-term investments	—	1,001
Net cash provided by (used in) investing activities	1,810	(12,987)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	2,332	1,535
Excess tax benefits from employee stock plans	716	600
Net cash provided by financing activities	3,048	2,135

Effect of foreign exchange rate changes on cash and cash equivalents	(69)	(434)

NET INCREASE IN CASH AND CASH EQUIVALENTS	24,497	1,009
CASH AND CASH EQUIVALENTS—Beginning of period	103,124	78,535
CASH AND CASH EQUIVALENTS—End of period	$127,621	$79,544
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Purchases of property and equipment not yet paid	$1,051	$328
Cash paid for income taxes, net	$158	$172